UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2006

SAFE TRAVEL CARE, INC.
(Name of small business in its charter)

Nevada	000-26139	91-1937382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8880 Rio San Diego Street, 8th Floor, San Diego, CA		92108
(Address of principal executive offices)		(Zip Code)

Issuer's telephone number: (619) 342-7449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page - 1

SECTION 1- REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

A. Merger Agreement

On July 21, 2006, Safe Travel Care, Inc. (“SFTV” or “Registrant”) entered into an agreement and plan of merger with Titan Energy Development, Inc. (“TEDI”) (the Merger Agreement or Stock Exchange Agreement). A copy of the Merger Agreement is being filed as Exhibit 10.2 to this Current Report.

The transaction described in the Merger Agreement is referred to in this Current Report as the Merger Transaction. A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by this reference.

1. The Parties to the Merger Agreement

SFTV originally incorporated under the name Global-Link Enterprises, Inc. in the state of Nevada on November 20, 1998. On April 7, 2000 the name was changed to "MLM World News Today, Inc." On August 14, 2002, the name was changed to "Presidential Air Corporation." On May 2, 2003, the name was changed to "Safe Travel Care, Inc."

SFTV executive offices are located at 8880 Rio San Diego Dr., 8th Floor, San Diego, CA 92108 and telephone number (619) 342-7449. There are additional offices at Next Energy Alternative Technologies Center, 461 Burroughs Street, Detroit, MI 48202.

TEDI originally incorporated in the state of Minnesota on July 14, 2005.

2. The Merger Transaction

Pursuant to the Merger Agreement, SFTV acquired 100% interest in TEDI. As a result of the Merger Transaction, TEDI became a wholly owned subsidiary of SFTV.

3. The Merger Consideration

Under the Merger Agreement, in exchange of surrendering their shares in TEDI, the TEDI Shareholders received only stock consideration. The stock consideration consisted of 1,000,000 newly issued shares of SFTV preferred stock, which were divided proportionally among the TEDI Shareholders in accordance with their respective ownership interests in TEDI immediately before the completion Merger Transaction. As a condition of the Agreement, the shareholders of TEDI also received 1,000,000 shares of common stock of SFTV.

4. The Merger Agreement

There was no delay between the signing of the Merger Agreement and the closing of the Merger Agreement as both occurred on August 4, 2006. The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months.

Page - 2

5. Material Relationships

There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

SECTION 2- FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 21, 2006, the Registrant entered into the Merger Agreement, pursuant to which the Registrant completed the Merger Transaction and acquired TEDI from the TEDI Shareholders. The Merger was completed and closing occurred on August 4, 2006.

In exchange for transferring TEDI to the Registrant, the TEDI Shareholders received stock consideration consisting of 1,000,000 newly issued shares of the Registrants preferred stock, which were divided proportionally among the TEDI Shareholders in accordance with their respective ownership interests in TEDI immediately before the completion Merger Transaction.

There were no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the Exchange Act) immediately before the completion of the Merger Transaction. Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Registrant were filing a general form for registration of securities on Form 10-SB under the Exchange Act, reflecting the Registrant

A. Description of Business

The operating company, TEDI, is a company organized under the laws of Minnesota since July 14th, 2005.

 TEDI (now SFTV) is the manufacturer of a mobile, multifunctional utility system, called the “Sentry 5000” designed for disaster recovery and response situations. The Sentry 5000 was designed and developed by Titan to be a smaller, completely self sufficient “first response” unit that will provide vital services in situations such as manmade or natural disasters. The Sentry 5000 generates electricity, provides heating and cooling, water filtration and satellite communications and is small enough to be transported by a pick up truck or SUV and operates on diesel fuel.

Page - 3

Disaster relief, public safety, military operations, peace keeping operations, remote industrial production and distribution, and remote healthcare delivery are global markets that require access to mobile, temporary service, essential utilities that can be easily transported to isolated geographic locations. These markets and services are currently served by a wide and disparate range of suppliers based both in the U.S. and abroad.
The Sentry 5000 is designed for multiple emergency and remote access applications requiring rapid operational setup and global deployment. The unit is sized and priced to accommodate a variety of budgets ranging from small charity relief agencies to large government and military purchases.

The system is unique to the disaster recovery market in that it incorporates multiple, essential utilities into a compact, mobile container at a wholesale price of slightly over $150,000 per unit. Based on cumulative competitive research data to date, there does not appear to be any direct competition, with similar bundled, feature-to-feature functionality at the same target price point, currently available on the market.

TEDI’s (and now SFTV’s) flagship product is the Sentry 5000, a multifunctional utility system that is designed to fill a gap in the essential utility service market for temporary relief or repair applications. Its standard features include emergency power generation, water purification, heating & cooling, compressed air, voice and data communications, emergency area lighting, the ability to support up to an additional 50 KW of area lighting, power tool use or other emergency requirement for power source, a mobile trailer for transporting and an enclosure. There is no known competition with a similar breadth of essential utility services, at this price point, or easily transportable physical size.

TEDI is committed to the continual improvement in its product offerings and maintaining products that offer the highest level of service and support. To this end, TEDI is actively engaged with Wayne State University the US Army TARDEC and NextEnergy in a number of cooperative research and development activities to address these issues. Specific initiatives underway include:

Characterization of Fuel Properties of Synthetic/Petrol/Renewable Fuel
TEDI (SFTV) will perform a systematic and comprehensive evaluation of fuel properties of Fischer-Tropsch synthetic fuel, and blends of synthetic and JP-8, synthetic and biodiesel, and JP-8 and biodiesel; and down-select fuel blends for engine and generator testings.

Optimization of Engine Control Strategy for Multiple Fuels
TEDI (SFTV) will perform engine power testing and exhaust emission testing for selected Fischer-Tropsch synthetic fuel, and blends of synthetic with JP-8 or biodiesel, to optimize the engine control strategy. The goal is to develop a set of engine control parameters for different fuel and fuel blends.

Long-term Performance of Power Generator with Synthetic Fuel Blends
TEDI (SFTV) will conduct a long-term performance testing of a Titan Sentry 5000 power generator with different synthetic fuel blends. The goal is to determine fuel compatibility, power performance, and component weakness.

The principal suppliers for TEDI (and now SFTV) are:

Katolight (MN company) - Provides Company with the trailer, aluminum enclosure, engine generator as well as assembly of the completed unit. .
Noah Water (MI Company) - Manufacturer and provider of the Titan Water purification system.
Rush Air (MI Company) - Provides the heating and cooling system, control panel and final assembly
NextEnergy - Provides TEDI (SFTV) with its headquarters in Detroit Michigan’s new Tech Town. These facilities offer office space, board and meeting facilities, testing and laboratory space as well as administrative support

Page - 4

Risk Factors

Need for ongoing financing.

SFTV will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that SFTV will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for our services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to SFTV. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of SFTV existing common stock.

Furthermore, debt financing, if available, will require payment of interest and may involve restrictive covenants that could impose limitations on operating flexibility. SFTV’s failure to successfully obtain additional future funding may jeopardize the ability to continue our business and operations. If SFTV can raise additional funds by issuing equity securities, existing stockholders may experience a dilution in their ownership. In addition, as a condition to giving additional funds, future investors may demand, and may be granted, rights superior to those of existing stockholders.

Cautionary factors that may affect future results.

SFTV provides the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to its business and products. These are factors that could cause actual results to differ materially from expected results. Other factors besides those listed here could adversely affect SFTV.

Potential fluctuations in quarterly operating results.

SFTV’s quarterly operating results may fluctuate significantly in the future as a result of a variety of factors, most of which are outside its control, including the demand for services, seasonal trends in purchasing, the amount and timing of capital expenditures; price competition or pricing changes in the industry; technical difficulties or system downtime; general economic conditions, and economic conditions specific to the industry. The quarterly results may also be significantly impacted by the impact of the accounting treatment of acquisitions, financing transactions or other matters. Particularly at the early stage of development, occurrences such as accounting treatment can have a material impact on the results for any quarter. Due to the foregoing factors, among others, it is likely that the operating results will fall below expectations or those of investors in some future quarter.

Lack of independent directors.

SFTV cannot guarantee that its board of directors will have a majority of independent directors in the future. In the absence of a majority of independent directors, the executive officers, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between SFTV and its stockholders generally and the controlling officers, stockholders or directors.

Page - 5

Management of potential growth.

SFTV may experience rapid growth which will place a significant strain on its managerial, operational, and financial systems resources. To accommodate its current size and manage growth, SFTV must continue to implement and improve its financial strength and operational systems, and expand, train and manage its sales and distribution base. There is no guarantee that SFTV will be able to effectively manage the expansion of its operations, or that its facilities, systems, procedures or controls will be adequate to support its expanded operations. SFTV’s inability to effectively manage its future growth would have a material adverse effect.

SFTV depends heavily on key personnel and loss of the services of one or more of its key executives or a significant portion of any prospective local management personnel could weaken the management team adversely affecting the operations.

SFTV’s success largely depends on the skills, experience and efforts of its senior management, particularly the Chief Executive Officer, Jeffrey W. Flannery and the President and Chief Operating Officer, James E. Nelson. Operations will also be dependent on the efforts, ability and experience of key members of the prospective local management staff. The loss of services of one or more members of the senior management or of a significant portion of any of local management staff could weaken significantly management expertise and the ability to deliver health care services efficiently. SFTV does not maintain key man life insurance policies on any of its officers, although it intends to obtain such insurance policies in the future.

Non-performance by the suppliers may adversely affect the operations by delaying delivery or causing delivery failures, which may negatively affect demand, sales and profitability.

TEDI (SFTV) distributes various types of products from the manufacturing suppliers. TEDI (SFTV) will be materially and adversely affected by the failure of the suppliers to perform as expected.  TEDI (SFTV) could experience delivery delays or failures caused by production issues or delivery of non-conforming products if its suppliers failed to perform, and TEDI (SFTV) also faces the risks in the event that any of its suppliers becomes insolvent or bankrupt.

B. Plan of Operation

Forward Looking Statements

Much of the discussion in this Item is "forward looking" as that term is used in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Actual operations and results may materially differ from present plans and projections due to changes in economic conditions, new business opportunities, changed business conditions, and other developments. Other factors that could cause results to differ materially are described in our filings with the Securities and Exchange Commission. The information constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.

There are several factors that could cause actual results or events to differ materially from those anticipated, and include, but are not limited to general economic, financial and business conditions, changes in and compliance with governmental laws and regulations, including various state and federal environmental regulations, our ability to obtain additional financing from outside investors and/or bank and mezzanine lenders and the ability to generate sufficient revenues to cover operating losses and position SFTV to achieve positive cash flow.

Page - 6

Readers are cautioned not to place undue reliance on the forward-looking statements contained herein, which speak only as of the date hereof. We believe the information contained in this Form 10-QSB to be accurate as of the date hereof. Changes may occur after that date. We will not update that information except as required by law in the normal course of its public disclosure practices.

Additionally, the following discussion regarding our financial condition and results of operations should be read in conjunction with the financial statements and related notes contained in Item 1 of Part I of this Form 10-QSB, as well as the financial statements in Item 7 of Part II of our Form 10-KSB for the fiscal year ended December 31, 2005.

Upon the acquisition of 100% interest in TEDI, SFTI’s current purpose is to expand and grow the sales, service and support of the Sentry 5000 Mobile Utility Systems in as many markets as possible. The distribution strategy is to market the Sentry 5000 on a wholesale basis to a distributor network. Distribution partners will have the responsibility of selling direct to end-use buyers. The initial focus will be U.S. distribution with the expectation of expanding globally based on achieving predetermined sales metrics in the U.S.

Product distribution will be assigned on both a vertical and geographic market basis. Military sales distribution will be assigned on a country specific basis, and public safety and commercial market distribution will be assigned, based on the ability to serve and penetrate existing markets for disaster relief and remote healthcare, as well as the ability to target industrial markets such as the oil & gas, chemical, mining and resort industries.

TEDI (SFTV) will accept exclusive distribution arrangements with minimum, annual volume commitments. Pricing is currently set for wholesale distribution. Distribution agreements will establish recommended retail price points and volume discount levels.

TEDI (SFTV) will make every effort to leverage the existing emergency and rental power generation, distribution industry. This industry segment is well established and offers entry to long term relationships with key buyers. There are approximately 250 potential emergency power generation distribution partners in the U.S. that are non-exclusive to a specific manufacturer (i.e., Caterpillar, Cummins, etc.) and that would have potential interest in representing the Sentry product line.

An initial list of potential Titan Sentry U.S. distributors include Cummins, Detroit Diesel, Mechron, Aggreko, Stuart Steveson, Coleman, Briggs & Stratton as well as niche companies such as TAS that may have strong oversees relationships. An additional list of smaller, regional distributors is available through ThomasNet, the Thomas Register Directory.

Potential distribution partners to the military sector might include Stuart Stevenson, Thule (U.K.), Titan, Parsons and any other military contractors that have successfully sold to the federal government (GSA) or any branch of the armed services. It is especially critical that access to military markets be achieved through established relationships. Military sales cycles are inherently long and Byzantine in nature. They are specification driven and in order to successfully position a new technology with the military, access must be gained upon which to proactively sell Titan Sentry product specifications. Care must be taken to ensure that the U.S. military, or any potential customer, does not adopt the Sentry 5000 specifications in a competitive bid and award the job as a custom build to another vendor.

Page - 7

SFTV will need additional capital to continue operations and will endeavor to raise funds through the sale of equity shares and revenues from operations. There can be no assurance that SFTV will generate revenues from operations or obtain sufficient capital on acceptable terms, if at all. Failure to obtain such capital or generate such operating revenues would have an adverse impact on SFTV’s financial position and results of operations and ability to continue as a going concern. Operating and capital requirements during the next fiscal year and thereafter will vary based on a number of factors, including the level of sales and marketing activities for services and products. There can be no assurance that additional private or public financing, including debt or equity financing, will be available as needed, or, if available, on terms favorable to SFTV. Any additional equity financing may be dilutive to stockholders and such additional equity securities may have rights, preferences or privileges that are senior to those of SFTV existing common stock.

C. Description of Property

The Registrant does not own any real estate properties. TEDI leases office and development space at NextEnergy Alternative Technologies Center, 461 Burroughs Street, Detroit, MI 48202. TEDI pays $1650 per month to lease this space

D. Security Ownership of Certain Beneficial Owners and Management

Immediately prior to the Merger, there were 137,567,180 issued and outstanding shares of SFTV common stock. At the closing of the Merger, SFTV issued 1,000,000 shares of its common stock to TEDI. After giving effect to the Merger Agreement, there were issued and outstanding 138,567,180 shares of SFTV common stock.

The following tables set forth certain information, as of July 21, 2006, concerning shares of common stock of the Registrant, the only class of its securities that are issued and outstanding, held by (1) each shareholder known by the Registrant to own beneficially more than five percent of the common stock, (2) each shareholder known by the Registrant to own beneficially more than five percent of the preferred stock (3) each director of the Registrant, (4) each executive officer of the Registrant, and (5) all directors and executive officers of the Registrant as a group:

Common Stock Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock
Jeffrey W. Flannery	10,400,000	7.5%
All directors and executive officers as a group (1 person )	10,400,000	7.5%

Preferred Stock Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership	Percentage of Preferred Stock
Jeffrey W. Flannery	2,000,000(3)	100%(3)
All directors and executive officers as a group (1 person )	2,000,000(3)	100%(3)

Page - 8

(1) Unless otherwise indicated, the address for each of these stockholders is c/o Safe Travel Care, Inc., 8880 Rio San Diego Dr. 8th Floor, San, Diego, California 92108. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to his shares of our common and preferred stock beneficially owned.
(2) Beneficial ownership is determined in accordance with the rules of the SEC.
(3) Series A Preferred Stock.

There are no arrangements, known to us, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of Safe Travel Care, Inc.

There are no arrangements or understandings among members of both the former and the new control groups and their associates with respect to election of directors or other matters.

E. Directors and Executive Officers, Promoters and Control Persons

On December 19, 2005 Jeffrey W. Flannery was elected as SFTV’s president, chief executive officer, chief financial officer and secretary of the company. Mr. Flannery now owns 7.5% percent of common stock and 100% of the preferred stock constituting a change of control.

There are no family relationships between Mr. Flannery and the directors, executive officers, or persons nominated or chosen by the Registrant to become directors or executive officers. During the last two years, there have been no transactions, or proposed transactions, to which the Registrant was or is to be a party, in which Mr. Flannery (or any member of his immediate family) had or is to have a direct or indirect material interest.

F. Executive & Director Compensation

Executive Compensation

Shown on the table below is information on the annual and long-term compensation for services rendered to the Registrant in all capacities, for the 2005, 2004, and 2003 fiscal years, paid by the Registrant to all individuals serving as the Registrant

Name and Principal Position	Yr.	Annual Compensation			Long Term Compensation			All Other Compensation ($)
		Salary ($)	Bonus ($)	Other Annual Compensation ($)	Awards		Payouts
					Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)
Robert L. Schultz (former CEO) LeRoy Willoughby (former CFO) Vernell P. Prout (former COO) Jeffrey W. Flannery	2003 2004 2005 2003 2004 2005 2003 2004 2005 2005	0 1,000 0 0 0 0 0 6,000 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0	0 0 0 0 0 0 0 0 0 0

Page - 9

Director Compensation

The directors of the Registrant have not received compensation for their services as directors nor have they been reimbursed for expenses incurred in attending board meetings.

G. Certain Relationships and Related Transactions

Except as otherwise disclosed herein or incorporated herein by reference, there have not been any transactions, or proposed transactions, during the last two years, to which the Registrant was or is to be a party, in which any director or executive officer of the Registrant, any nominee for election as a director, any security holder owning beneficially more than five percent of the common stock of the Registrant, or any member of the immediate family of the aforementioned persons had or is to have a direct or indirect material interest.

H. Description of Securities

Common

Each share of common stock is entitled to one vote on all matters upon which such shares can vote. All shares of common stock are equal to each other with respect to the election of directors and cumulative voting is not permitted. There are no preemptive rights. In the event of liquidation or dissolution, holders of common stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of common stock, have been paid in full. All shares of common stock are entitled to such dividends as the Board of Directors may declare from time to time. There are no provisions in the articles of incorporation or bylaws that would delay, defer or prevent a change of control. The Registrant does not have any other classes of issued and outstanding capital stock.

Preferred

On June 2, 2006 SFTV amended and restated its articles of incorporation to increase the authorized shares of all classes of stock to 1,900,000,000, par value $0.0001, with 100,000,000 of these shares to be designated as “Preferred Series Stock” also at $0.0001 par value, of which 10,000,000 will be designated as “Preferred Series A Stock” which will carry 100 to 1 voting rights and privileges, without any additional capital monetary value, and of which 10,000,000 of these shares to be designated as “Preferred Series B Stock” also at $0.0001 par value, which will carry no voting or redemption rights, with the remainder of the authorized stock to be designated as "Common Stock". The transfer of all said types of capital and non-capital stock is restricted according to the Corporation Bylaws. Preemptive rights to acquire additional shares are neither limited nor denied.

Page - 10

I.	Market Price of and Dividends on the Registrants Common Equity and Related Stockholder Matters

We currently have 160,998,552 shares of our common stock outstanding. Our shares of common stock are held by approximately 368 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies.

The Registrant has no plans to declare cash dividends on its common stock in the future and has not declared any thus far during fiscal year 2006 or during the last two completed fiscal years. There are no restrictions that limit the ability of the Registrant to declare cash dividends on its common stock and the Registrant does not believe that there are any that are likely to do so in the future.

J. Legal Proceedings

Effective November 23, 2005, the Superior Court of California, San Diego County, issued a writ of possession against us in favor of Cardiff Towne Center, LLC. The writ directs that the possession of real property situated at 2011 A San Elijo Avenue, Cardiff, CA 92007, be delivered to Cardiff Towne Center, LLC. The case was styled Cardiff Towne Center, LLC vs. Safe Travel Care, Inc. The complaint was filed on October 25, 2005.

K. Indemnification of Directors and Officers

The Registrant will indemnify its directors and officers to the fullest extent permitted by the General Corporation Law of the State of Nevada.

SECTION 3- SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

A. Sale of Common Stock to the Investors

1. Section 4(2) of the Securities Act

The shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. Section 4(2) of the Securities Act exempts from registration transactions by an issuer not involving any public offering. To qualify for this exemption, the purchasers of the securities must (1) have enough knowledge and experience in finance and business matters to evaluate the risks and merits of the investment or be able to bear the investment's economic risk, (2) have access to the type of information normally provided in a prospectus, and (3) agree not to resell or distribute the securities to the public. In addition, the registrant cannot use any form of public solicitation or general advertising in connection with the offering.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the sale of its common stock to the Investors. Specifically, (1) the Registrant has determined that the Investors are knowledgeable and experienced in finance and business matters and thus are able to evaluate the risks and merits of acquiring the Registrant

Page - 11

2. Regulation S under the Securities Act

In addition, the shares were sold to the Investors without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. Regulation S is available only for offers and sales of securities made entirely outside the United States. These transactions are referred to as offshore transactions, and pursuant to Regulation S offshore transactions are not subject to Section 5 of the Securities Act. Offshore transactions include offers and sales of securities by a registrant located in the United States to persons located outside the United States.

B. Issuance Pursuant to the Merger Agreement

On or about July 21, 2006, the Registrant issued 1,000,000 shares of its common stock and 1,000,000 shares of its Series “B” preferred stock to the TEDI Shareholders. The shares were issued as consideration in the Merger Transaction pursuant to the Merger Agreement, which is described above under Item 1.01 of this Current Report. The parties used a valuation of $0.849 per share for the issuance.

1. Section 4(2) of the Securities Act

The shares were issued to the TEDI Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act. The requirements to qualify to use this exemption are described above.

The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the TEDI Shareholders. Specifically, (1) the Registrant has determined that the TEDI Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant

2. Regulation S under the Securities Act

In addition, the shares were issued to certain of the TEDI Shareholders without registration under Section 5 of the Securities Act of 1933 in reliance on the exemption from registration contained in Regulation S under the Securities Act. The relevant requirements to qualify to use this exemption are described above.

Page - 12

Item 3.03  Material Modification to Rights of Security Holders.

Effective June 2, 2006, the Registrant designated a Series B preferred stock by filing Amended and Restated Articles of Incorporation with the Secretary of State of Nevada. The Amended and Restated Articles of Incorporation are attached as an exhibit to this Current Report.

On June 2, 2006 we amended and restated our articles of incorporation to increase the authorized shares of all classes of stock to 1,900,000,000, par value $0.0001, with 100,000,000 of these shares to be designated as “Preferred Series Stock” also at $0.0001 par value, of which 10,000,000 will be designated as “Preferred Series A Stock” which will carry 100 to 1 voting rights and privileges, without any additional capital monetary value, and of which 10,000,000 of these shares to be designated as “Preferred Series B Stock” also at $0.0001 par value, which will carry no voting or redemption rights, with the remainder of the authorized stock to be designated as "Common Stock". The transfer of all said types of capital and non-capital stock is restricted according to the Corporation Bylaws. Preemptive rights to acquire additional shares are neither limited nor denied.

  This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

SECTION 5- CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03  Amendments to Articles of Incorporation or Bylaws: Change in Fiscal
Year.

  On June 2, 2006 SFTV amended and restated its articles of incorporation to increase the authorized shares of all classes of stock to 1,900,000,000, par value $0.0001, with 100,000,000 of these shares to be designated as “Preferred Series Stock” also at $0.0001 par value, of which 10,000,000 will be designated as “Preferred Series A Stock” which will carry 100 to 1 voting rights and privileges, without any additional capital monetary value, and of which 10,000,000 of these shares to be designated as “Preferred Series B Stock” also at $0.0001 par value, which will carry no voting or redemption rights, with the remainder of the authorized stock to be designated as "Common Stock". The transfer of all said types of capital and non-capital stock is restricted according to the Corporation Bylaws. Preemptive rights to acquire additional shares are neither limited nor denied.

  This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is incorporated herein by reference.

Item 5.06 Change in Shell Company Status.

The Registrant was a shell company (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Merger Transaction. As a result of the Merger Transaction, the Registrant has acquired subsidiaries that possess operating businesses. Consequently, the Registrant believes that the Merger Transaction has caused it to cease to be a shell company. For information about the Merger Transaction, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

Page - 13

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

Financial statements of Safe Travel Care Inc. and consolidated pro forma financial information on TEDI following the acquisition are provided as follows:

(a) Financial Statements as of March 31, 2005 and 2006:
Report of Independent Registered Public Accounting Firm
Balance Sheet
Statement of Operations
Statement of Changes in Members’ Capital
Statement of Cash Flows
Notes to Financial Statements

(b) Pro Forma Financial Statements (Unaudited)

The unaudited pro forma financial statements presented herein are for illustrative purposes only. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable, and should be read in conjunction with the historical financial statements of TEDI and Safe Travel Care, Inc. The un-audited pro forma information is not necessarily indicative of the future financial position or operating results of the combined company.

(c) Exhibits.

3.1  Articles of Amendment of Safe Travel Care, Inc. amending and increasing the authorized of the common and preferred stock and restating the terms of the Series B Preferred Stock, filed with the Nevada Secretary of State on June 2, 2006.

10.1 Stock Exchange Agreement dated July 21, 2006 by and between the controlling shareholders of Titan Energy Development, Inc. and Safe Travel Care, Inc.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 7th day of August, 2006.

Safe Travel Care, Inc.

/s/ Jeffrey Flannery

Jeffrey Flannery
Chief Executive Officer, President and Director

Page - 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Titan Energy Development, Inc.

I have audited the accompanying balance sheets of Titan Energy Development, Inc. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders’ (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. My responsibility is to express an opinion on these financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audits provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly in all material respects, the financial position of Titan Energy Development, Inc. as of December 31, 2005 and 2004 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has incurred significant net losses since its inception, has no current source of material revenue and has a working capital deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

E. Randall Gruber, CPA, PC

June 13, 2006,
St. Louis, Missouri

Member: American Institute of Certified Public Accountants
Registered: Public Company Accounting Oversight Board (PCAOB)

Page - 15

TITAN ENERGY DEVELOPMENT, INC
(Subsidiary of Safe Travel Care, Inc.)

BALANCE SHEET
March 31, 2006

	December 31,
	2005	2004
Assets

Current assets
Cash	$216,211	$252,869
Accounts receivable	33,818	---
Inventory	236,346	---
Other	5,700	4,685

Total current assets	492,075	257,554

Property and equipment
Equipment and furniture	7,798	5,985
Less accumulated depreciation	(3,390)	(1,198)

Total property and equipment	4,408	4,787

Total assets	496,483	262,341

Liabilities and shareholders' equity (deficit)

Liabilities

Current liabilities
Notes payable	125,000	---
Stock Subscriptions Payable	207,909	---
Accounts payable and accrued expenses	319,392	11,897

Total liabilities	652,301	11,897

Shareholders' equity (deficit)
Common Stock par value .01 per share 20,000,000 shares authorized issued and outstanding 906,000 and 870,000 respectively
at December 31, 2005 and 2004	9,060	8,700
Additional paid-in capital	443,940	426,300
Retained Deficit	(608,818)	(184,556)

Total shareholders' equity	(155,818)	250,444

Total liabilities and shareholder's equity	$496,483	$262,341

See accompanying summary of significant accounting policies and
Notes to financial statements.

Page - 16

TITAN ENERGY DEVELOPMENT, INC
(Subsidiary of Safe Travel Care, Inc.)

STATEMENTS OF INCOME

	2005	2004

Revenues	$147,403	$	---

Cost of sales	87,344		---

Gross profit	60,059		---

Operating expenses	484,321		184,556

Loss from operations	(424,262)		(184,556)

Income (taxes) benefit	---		---

Net loss	$(424,262)		$(184,556)

Loss per share	$(0.47)		$(0.21)

Average shares outstanding	897,428		870,000

See accompanying summary of significant accounting policies and
Notes to financial statements.

Page - 17

TITAN ENERGY DEVELOPMENT, INC
(Subsidiary of Safe Travel Care, Inc.)

STATEMENT OF MEMBER’S EQUITY

			Additional
	Common Stock		Paid-in	Retained
	Shares	Amount	Capital		(Deficit)	Total

Balance January 1 2004	40,000	$4,000	$36,000	$	---	$40,000

Proceeds from sale of common stock	47,000	4,700	390,300			395,000

Net Loss for the year	---	---	---		(184,556)	(184,556)

Balance December 31, 2004	870,000	8,700	426,300		(184,556)	250,444

Proceeds from sale of common stock	36,000	360	17,640			18,000

Net Loss for the year	---	---	---		(424,262)	(424,262)

Balance December 31, 2005	906,000	$9,060	$443,940		$(608,818)	$(155,818)

See accompanying summary of significant accounting policies and
Notes to financial statements.

Page - 18

TITAN ENERGY DEVELOPMENT, INC
(Subsidiary of Safe Travel Care, Inc.)

STATEMENTS OF CASH FLOWS

	2005	2004
Cash flows from operating activities
Net loss	$(424,262)	$(184,556)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	2,192	4,645

Changes in assets and liabilities
Accounts receivable	(33,818)
Inventory	(236,346)
Other assets	(1,015)	(8,132)
Accounts payable and accrued expenses	307,495	11,897

Net cash used by operating activities	(385,754)	(176,146)

Cash flows from investing activities
Acquisition of office furniture and equipment	(1,813)	(5,985)
Net cash used by investing activities	(1,813)	(5,985)

Cash flows from financing activities
Proceeds from issuance of notes payable	125,000	---
Stock Subscriptions Payable	207,909	---
Proceeds from sale of common stock	18,000	395,000
Net cash provided by financing activities	350,909	395,000

Net increase (decrease) in cash and equivalents	(36,658)	212,869

Cash and cash equivalents at beginning of period	252,869	40,000

Cash and cash equivalents at end of period	$216,211	252,869

See accompanying summary of significant accounting policies and
Notes to financial statements.

Page - 19

 TITAN ENERGY DEVELOPMENT, INC
(Subsidiary of Safe Travel Care, Inc.)

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and Summary of Significant Accounting Policies

Organization

Titan Energy Development Inc. was incorporated on July 14, 2005 in the state of Minnesota.
The Company assembles and designs a mobile unit which can instantly provide crucial services in a disaster or remote area such as an emergency power, purified water, lighting, satellite communications, and heating and cooling. It is a completely self sufficient emergency power generating system and is operational within minutes. The Company also provides consulting services related to emergency generation systems.

Prior to incorporating on July 14, 2005, the Company operated as a limited liability company and would have presented its equity section as members' equity. For ease of understanding, the equity section of the balance sheets have been presented on a basis consistent with that of a corporation.

Estimates and assumptions

In preparing financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures. For example, estimates are used when accounting for depreciation, amortization, contingencies and asset and liability valuations. Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that are inherently uncertain and unpredictable. Assumptions may be incomplete or inaccurate and unanticipated events and circumstances may occur. It is also possible that other professionals, applying reasonable judgment to the same facts and circumstance, could develop and support a range of alternative estimated amounts. We are also subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in the administrative directives, rules and regulations of federal, state and local regulatory agencies.

Going Concern

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company had an accumulated deficit of $608,818 at December 31, 2005. In addition, the Company generated minimal revenue from its operations.
These conditions raise substantial doubt as to the Company's ability to continue as a growing concern. These financial statements do not include any adjustments that might result from the outcome of this uncertainty. These financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts, or amounts and classification of recorded asset amounts, or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Acquisitions

We account for acquired businesses using the purchase method of accounting which requires that the assets acquired and liabilities assumed be recorded at the date of acquisition at their respective fair values. Our financial statements reflect an acquired business after the completion of the acquisition and are not restated. The cost to acquire a business, including transaction costs, is allocated to the underlying net assets of the acquired businesses in proportion to their respective fair values. Any excess of the purchase price over the estimated fair values of the net assets acquired is recorded as goodwill.

Page - 20

Revenue recognition

Revenues are recognized only when realized / realizable and earned in accordance with GAAP.

Advertising expense

The Company records advertising expense as it is incurred. Advertising expenses of $6,395 and $-0-
were recorded during the years ended December 31 2005 and 2004.

Amortization of intangible assets, depreciation and certain long-lived assets

Long-lived assets include:

Property, plant and equipment - These assets are recorded at original cost and increased by the cost of any significant improvements made after purchase, We depreciate the cost over the estimated useful lives of the respective assets using the straight-line method.

We review all long lived assets and review them for impairment at least annually and whenever events or circumstances present evidence of impairment.

When necessary, we record changes for impairments of long-lived assets for the amount by which the present value of future cash flows, or some other fair value measure, is less than the carrying value of these assets.

Cash and cash equivalents

All cash and short-term investments with original maturities of three months or less are considered cash and cash equivalents, since they are readily convertible to cash. These short-term invest-
ments are stated at cost, which approximates fair value.

Allowance for doubtful accounts

The Company evaluates the collectibility of its accounts receivable based on a combination of factors.
In circumstances where it is aware of a specific customer's inability to meet its financial obligations, it records a specific reserve to reduce the amounts recorded to what it believes will be collected. For all other customers, it recognizes reserves for bad debts based on historical experience. As of December 31,
2005, the Company has established no reserve account and has deemed all accounts fully collectible.

Page - 21

Stock based compensation

SFAS No. 123 "Accounting for Stock-Based Compensation," established and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of the grant and is recognized over the periods in which the related services are rendered. The statement also permits companies to elect to continue using the current intrinsic value accounting method specified in Accounting Principles Board ("APB") Opinion No. 25,
"Accounting for Stock Issued to Employees", to account for stock-based compensation. The
Company has elected to use the intrinsic value based method to account for its stock based compensation issued to employees. For options granted to employees where the exercise price is less than the fair value of the stock at the date of the grant, the Company recognizes an expense in in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. As of December 31, 2005, no options have been issued.

Fair Value of Financial Instruments

For certain of the Company's financial instruments, including cash, accounts payable and accrued interest, the carrying amounts approximate fair value due to their short maturities. The amounts shown for notes payable also approximate fair value because current interest rates and terms offered to the Company for similar debt are substantially the same.

Income (Loss) per Share

In accordance with SFAS No. 128, "Earnings Per Share," the basic income / (loss) per common share is computed by dividing net income / (loss) available to common stockholders by the weighted average number of common shares outstanding. Diluted income per common share is computed similar to basic income per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

Income taxes

The Company accounts for income taxes using the liability method. Under this method, deferred tax assets and liabilities are determined based on differences between financial reporting bases and tax bases of assets and liabilities and are measured using the enacted tax rates expected to apply to taxable income in the periods in which the deferred tax assets or liability is expected to be realized or settled. Deferred tax assets are reduced by valuation allowances if the Company believes it is more likely than not that some portion or the entire asset will not be realized.

Concentration of credit risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents and accounts receivable. The Company places its cash with high quality financial institutions and at times may exceed the FDIC $100,000 insurance limit.
The Company extends credit based on an evaluation of the customer's financial condition, generally without collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required. Accounts are "written-off" when deemed uncollectible.

Page - 22

Note 2 - Inventory

At December 31, 2005 the Company had work in process inventory consisting of direct material costs. The inventory has been valued at cost.

Note 3 - Stock Subscriptions Payable

In December 2005 the company rescinded its private placement memorandum and recognized a liability equal to the funds raised. All monies were returned in January 2006.

Note 4 Notes Payable

The company is obligated under three notes totaling $125,000 and bear interest at 7% per year.
Principal and interest are due March 31, 2006. Interest has been accrued thru December 31, 2005 in the amount of $1,995 and is included in accounts payable and accrued expenses.

The notes are due to a related party, the major stockholders of the Company. As of December
31, 2005 the Company is in default on the notes, however the makers have not demanded repayment.

Note 5 Property and Equipment

At December 31, 2005 Property and Equipment consisted of :

Furniture and office equipment	$7,798
Less - Accumulated depreciation	(3,390)
Net property and equipment	$4,408

Note 6 Lease Commitments

The company leases space under a two year agreement ending in September, 2007. Terms include a base rent of $1,645 per month. In addition, the Company is obligated under a computer lease agreement expiring in June of 2006, with a monthly lease of $179 per month.

Lease commitments are a follows for the years ending subsequent to December 31, 2005:

Year ending
December 31, 2006	$20,814
December 31, 2007	14,805
$35,619

Page - 23

Note 7 - Recent Accounting Pronouncements

In January 2003, the FIBS issued Interpretation No 46, "Consolidation of Variable Interest Entities"
(an interpretation of Accounting Research Bulletin (ARB) No. 51, Consolidation Financial State-
ments). Interpretation 46 addresses consolidation by business enterprises of entities to which the usual condition of consolidation described in ARB-5 does not apply. The Interpretation changes the criteria by which one company includes another entity in its consolidated financial statements.
The general requirement to consolidate under ARB-51 is based on the presumption that an enter-
prise's financial statement should include all of the entities in which it has a controlling financial interest (i.e., majority voting interest). Interpretation 46 requires a variable interest entity to receive a majority of the entity's residual returns or both. A company that consolidated a variable interest entity is called the primary beneficiary of that entity. In December 2003, the FASB concluded to revise certain elements of FIN 46, primarily to clarify the required accounting for interests in variable interest entities. FIN-46R replaces FIN-46. that was issued in January, 2003. FIN-46R exempts certain entities from its requirements and provides for special effective dates for entities that have fully or partially applied FIN-46 as of December 24, 2003. In certain situations, entities have the option of applying or continuing to apply FIN-46 for a short period of time before applying FIN-46R.
In general, for all entities that were previously considered special purpose entities, FIN 46 should be applied for registrants who file under Regulation SX in periods ending after March 31, 2004, and for registrants who file under Regulation SB, in periods ending after December 15, 2004. The
Company does not expect the adoption to have a material impact on the Company's financial position or results of operations.

During April 2003, the FASB issued SFAS 149 - "Amendment of Statement 133 on Derivative
Instruments and Hedging Activities", effective for contracts entered into or modified after
September 30, 2003, except as stated below and for hedging relationships designated after
September 30, 2003. In addition, except as stated below, all provisions of this Statement should be applied prospectively. The provisions of this Statement that relate to Statement 133 Implement-
ation Issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, paragraphs
7(a) and 23(a), which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after September 30, 2003. The adoption of this statement had no impact on the
Company's financial statements.

During May 2003, the FASB issued SFAS 150 - "Accounting for Certain Financial Instruments with
Characteristics of both Liabilities and Equity", effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective for public entities at the beginning of the first interim period beginning after June 15, 2003. This Statement establishes standards for how an issuer classifies and measures certain financial instrument with characteristics of both liabilities and equity. It requires that an issuer classify a freestanding financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. Some of the provisions of this Statement are consistent with the current definition of liabilities in FASB Concepts Statement No. 6, Element of Financial
Statements. The adoption of this statement had no impact on the Company's financial statements.

In December 2003, the FASB issued a revised SFAS No. 132, "Employers' Disclosures about
Pensions and Other Postretirement Benefits" which replaces the previously issued Statement. The revised Statement increases the existing disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under SFAS No. 88, "Employers' Accounting for Settlements and
Curtailments of Defined Benefit Pension Plans and for Termination Benefits," and SFAS No. 106,
"Employers' Accounting for Postretirement Benefits Other Than Pensions." Specifically, the
revised Statement requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, companies are required to provide a breakdown of plan assets by category, such as debt, equity and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The Company has implemented this pronouncement and has concluded that the adoption has no material impact to the financial statements.

Page - 24

In December, 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting
Bulletin ("SAB") No. 104, "Revenue Recognition." SAB 104 supersedes SAB 11, "Revenue
Recognition in Financial Statements." SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple
Deliverables." Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial
Statements Frequently Asked Questions and Answers (the FAQ) issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not impact the financial statements.

In March, 2004, the FASB approved the consensus reached on the Emerging Issues Task Forces
(EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to
Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments which are deemed to be temporarily impaired. In September 2004, the FASB issued a FASB Staff
Position (FSP) EITF 03-1-1 that delays the effective date of the measurement and recognition are effective only for annual periods ending after June15, 2004. The Company has evaluated the impact of the adoption of the disclosure requirements of EITF 03-1 and does not believe it will have an impact to the Company's overall combined results of operations or combined financial position.
Once the FASB reaches a final decision on the measurement and recognition provisions, the
Company will evaluate the impact of the adoption of EITF 03-1.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs", an amendment of ARB
No. 43, Chapter 4 ("SFAS No. 151"). The amendments made by SFAS 151 clarify that abnormal amount of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The
Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No. 152, "Accounting for Real Estate Time-Sharing
Transactions-an amendment of FASB Statements No. 66 and 67" ("SFAS 152") SFAS 152
amends SFAS No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS 152 also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects",
to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects do not apply to real estate time-sharing transactions. The accounting for those operations and costs are subject to the guidance in SOP04-2. SFAS 152 is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier applications encouraged. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No. 153, "Exchanges of Nonmonetary Asset, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance.
Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basis measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, to be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the
FASB believes SFAS No. 153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS
No. 153 shall be applied prospectively. The Company has evaluated the impact of the adoption of
SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

Page - 25

In December 2004, the FASB issued SFAS No. 123 (revised 2004), "Share-Based Payment"
("SFAS 123R"). SFAS 123R will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation costs relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123R covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. SFAS 123R replaces SFAS No. 123, "Accounting for Stock-Based Compensation", and
supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123, as
originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005.
The Company has evaluated the impact of the adoption of SFAS 123R and does not believe the impact will be significant to the Company's overall results of operations or financial position.

Note 8 - Basic and diluted net income (loss) per share

Net loss per share is calculated in accordance with the Statement of Financial Accounting Standards
No. 128 (SOFAS No. 128), "Earnings per Share". Basic net loss per share is based upon the weighted average number of common shares outstanding. Diluted net loss per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised. Dilution is computed by applying the treasury stock method. Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.
Weighted average number of shares used to compute basic and diluted loss per share is the same in these financial statements since the effect of dilutive securities is anti-dilutive.

Note 9 - Related party transactions

As discussed in Note 4 the Company was advanced funds by its main shareholders totaling
$125,000.00

Page - 26

Note 10 - Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets as of December 31, 2005 are as follows:

Deferred tax assets:
Federal net operating loss		$58,800

Less - Valuation allowance
for deferred tax assets		(58,800)

	$	---

At December 31, 2005, the Company had federal net operating losses ("NOL") carry forwards of approximately $168,000. Federal NOL's could, if unused, expire in 2020.

The valuation allowance increased by $58,800 during the year ended December 31, 2005. The Company has provided a 100% valuation allowance on the deferred tax assets at December 31, 2005 to reduce such asset to zero, since there is no assurance that the Company will generate future taxable income to utilize such asset. Management will review this valuation allowance requirement periodically and make adjustments as warranted.

Page - 27

 PRO FORMA CONDENSED FINANCIAL STATEMENT (UNAUDITED)

On July 21, 2006, Safe Travel Care Inc. (“SFTV”) acquired 100% interest in Titan Energy Development, Inc. a Minnesota Corporation (“TEDI”) pursuant to a Stock Exchange Agreement dated July 21, 2006. Pursuant to the Stock Exchange Agreement, all of the shareholders of TEDI exchanged all of their stock in TEDI (which constituted 1,178,000 shares of Common Stock in the Company) solely for shares of SFTV’s Series “B” Preferred Stock. The 1,178,000 shares of Common Stock were exchanged for 1,000,000 shares of SFTV Series “B” Preferred Stock, and thus each one share of TEDI Common Stock was exchanged for 0.849 shares of Series “B” Preferred Stock in SFTV. As a consequence of such transaction, TEDI has become a wholly-owned subsidiary of SFTV.

The following pro forma financial statements have been derived from the financial statements of Titan Energy Development, Inc.., a Michigan corporation, (“TEDI”), at December 31, 2005 and adjusts such information to give effect to its reverse acquisition by Safe Travel Care, Inc., a Nevada corporation, (“SFTV”), as if the acquisition had occurred at December 31, 2005. The pro forma financial statements are presented for information purposes only. The pro forma financial statement should be read in conjunction with the notes thereto and each company’s financial statements and related notes.

Pro forma condensed Balance Sheet

			31-Dec-05
Assets
	Current Assets:
	Cash	$216,211
	Accounts Receivable	33,818
	Inventory	236,346
	other	5,700

	Total Current Assets		$492,075

	Fixed Assets		4,408

Total Assets			496,483

Liabilities and Stockholders Equity:

	Current Liabilities:
	Accounts Payable	658,069
	Notes Payable	233,600

	Total Current Liabilities		891,669

	Long Term Liabilities
	Notes Payable		247,600

	Total Liabilities		1,139,269

	Stockholders Equity:
	Common Stock	110,008
	Preferred Stock	1,000
	Additional Paid in Capital	2,711,406
	Retained Deficit	-3,465,200

	Total Stockholders Deficit		-642,786

Total Liabilities and Stockholders Deficit			496,483

Page - 28

Pro forma Income Statement

31-Dec-05

Revenue	$147,403

Cost of Sales	87,344

Gross Profit	60,059

Expenses	701,364

Net Loss	641,305

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

On July 21, 2006, TEDI Services Inc (“TEDI”) entered into a Stock Exchange Agreement with Safe Travel Care, Inc. (“SFTV”).  As part of the agreement, SFTV acquired 100% of TEDI stocks in exchange for 1,000,000 shares of SFTV “B” preferred stock and was treated as the “acquiring” company for financial reporting purposes.  The accounting for the merger will be identical to that resulting from a reverse acquisition, such that no goodwill will be recorded.

Notes to Pro Forma Condensed Balance Sheet

(1)    Recapitalization of SFTV at date of merger and elimination of capitalization of TEDI

(2)	Issuance of 1,000,000 “B” Preferred Shares for 100% interest in TEDI.

Page - 29

Exhibit 3.1

Page - 30

Page - 31

Page - 32

Page - 33

Page - 34

Exhibit 10.1

Page - 35

SAFE TRAVEL CARE, INC.
8880 Rio San Diego Dr., 8th Floor, San Diego, CA 92108
Tel (619) 342-7449 Fax (619) 342-7446

STOCK EXCHANGE AGREEMENT

THIS AGREEMENT is made this 4th day of August, 2006 by and between the controlling stockholders (hereafter referred to as the “Shareholders”) of TITAN ENERGY DEVELOPMENT INC., a Minnesota corporation (the “Company”), and SAFE TRAVEL CARE, INC., a corporation organized under the laws of Nevada (“SFTV”).

WHEREAS, the Shareholders, once the conditions as set forth in this Agreement have been fulfilled, desire to exchange 100% of their shares of stock of the Company, par value $0.001 per share (the “Company Stock”), for Preferred Shares in SFTV and

WHEREAS, SFTV desires to exchange Preferred Shares of SFTV for 100% of the common shares of the Company;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

1.  Exchange of Stock. At the closing of this Agreement (the “Closing”), upon the basis of the covenants, warranties and representations set forth in this Agreement, the Shareholders will transfer, assign, and deliver to SFTV 1,178,000 shares of Company Stock, free and clear of all liens and encumbrances, except as otherwise may be permitted hereunder in return for shares of Preferred Stock in SFTV as set forth in Section 2.

2.  At the time of Closing between the Shareholders and SFTV, the Shareholders shall exchange 100% of their shares of stock of the Company for 1,000,000 shares of Series “B” Preferred Stock in SFTV, different and distinct from the Series A Preferred Stock, and any other outstanding Series of Preferred Stock in SFTV, with attributes as will be set forth below:

A.
The Series “B” Preferred Stock will be issued in accordance with a resolution of the corporation, said resolution describing the value, interest, maturity and relation of said Series B Preferred Stock to the capital structure of SFTV, and including the option of Conversion to Common Stock in SFTV after 2 years.

B.	Each share of Series B Preferred Stock will convert to $1.00 in value of SFTV Common Stock at the time of conversion.

C.	Escalation consideration:

Page - 36

i.	If Company Gross Revenues for 2007 and 2008 average $1.0 million or more, each share of Series B Preferred Stock will convert to $1.50 in value of SFTV Common Stock at the time of conversion.

ii.	If Company Gross Revenues for 2007 and 2008 average $2.0 million or more, each share of Series B Preferred stock will convert to $2.00 in value of SFTV Common Stock at the time of conversion.

iii.	If Company Gross Revenues for 2007 and 2008 average $3.0 million or more, each share of Series B Preferred stock will convert to $3.00 in value of SFTV Common Stock at the time of conversion.

iv.	If Company Gross Revenues for 2007 and 2008 average $4.0 million or more, each share of Series B Preferred stock will convert to $4.00 in value of SFTV Common Stock at the time of conversion.

v.	Similar progression will apply to additional increases in Gross Revenues over the period of 2007 to 2008.

3.  Closing. The Closing shall take place no later than August 30, 2006.

4.  Post Acquisition Status of Company. At closing, the Company will become a wholly owned subsidiary of SFTV. As such, the Company shall maintain its own Board of Directors and officers. The Company agrees to allow the appointment of one member of the board of directors by SFTV. At the time of Closing, the Board of Directors of SFTV will accept the appointment of one member by Company to the board of SFTV.

5.  Management. Jeffrey Flannery shall remain as Chief Executive Officer and Chief Financial Officer of the SFTV, while Thomas Black will be elected by the Board of Directors to the position of President of SFTV and immediately thereafter will be appointed to the Board of Directors. Should any changes occur which could result in either the removal of Thomas Black as President of SFTV or as a Member of the Board of Directors, no such removal shall take place until a thirty (30) day “cooling off” period expires. Further, should voting control of SFTV change from Jeffrey Flannery or should the Management and/or Board of Directors of SFTV move forward in a manner that is contrary to Thomas Black’s direction, Thomas Black shall so notify Jeffrey Flannery and the Board of Directors. Upon notification, no subsequent action shall take place for a sixty (60) day period in order to provide company with the opportunity to purchase from Jeffrey Flannery, the Series “A” Preferred Stock that Jeffrey Flannery has in his sole possession for a cash purchase price of One Million Dollars ($1,000,000).

6.  Financing of Subsidiary.

(a)  SFTV hereby warrants that it will secure a firm commitment for at least $2 million which will be made available to the Company.

Page - 37

(b)  During the first three months following the signing of this Agreement, SFTV will commit to hiring key executives of Titan as consultants and employees to SFTV to help support SFTV operations, marketing and business development.

(c)  The terms of these consulting arrangement(s) will be set forth in individual consulting agreements between SFTV and the consultant(s).

(d)  This period may be extended by mutual agreement.

7.  Share Exchange. It is our understanding that the contemplated Reorganization would be conducted pursuant to the Final Agreement, and in compliance with IRC Section 368(a)(1), reflecting the foregoing provisions and including such other terms and conditions as are mutually agreed upon among the parties thereto in the course of good faith negotiations and as are usual and customary in transactions of the type contemplated hereby.

8.  Restrictive Legend. All shares of the Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.”

9.  Representations and Warranties of the Shareholders. Where a representation contained in this Agreement is qualified by the phrase “to the best of the Shareholder’s knowledge” (or words of similar import), such expression means that, after having conducted a due diligence review, the Shareholders believe the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Shareholders represent and warrant to SFTV as follows:

(a)  Power and Authority. The Shareholders have full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the “Other Agreements”).

(b)  Binding Effect. Upon execution and delivery by the Shareholders, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Shareholders, enforceable against the Shareholders in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Page - 38

(c)  Effect. Neither the execution and delivery of this Agreement or the Other Agreements nor full performance by the Shareholders of their obligations hereunder or there under will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, subject to obtaining any and all necessary consents, of any contract, commitment or other obligation of the Company or necessary for the operation of the Company following the Closing or any other material contract, commitment, or other obligation to which the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, its Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

(d)  No Consents. Any consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will be obtained or made by the Shareholders prior to the Closing if necessary to authorize the execution, delivery and performance by the Shareholders of this Agreement or the Other Agreements.

(e)  Stock Ownership of the Shares to be Sold by the Shareholders. The Shareholders have good, absolute, and marketable title to shares of the Company Common Stock which constitute 100% percent of the issued and outstanding shares of the Company Common Stock. The shares of the Stock to be sold by the Shareholders hereunder constitute all of the shares of the capital stock of the Company owned by the Shareholders. The Shareholders have the complete and unrestricted right, power and authority to cause the transfer and assignment of the Stock pursuant to this Agreement. The delivery of the Stock to SFTV as herein contemplated will vest in SFTV good, absolute and marketable title to the shares of the Stock as described herein, free and clear of all liens, claims, encumbrances, and restrictions of every kind, except those restrictions imposed by applicable securities laws or this Agreement. No one affiliated with the Shareholders or any of its officers, directors, or principal stockholders owns any shares of the capital stock of the Company, other than the shares of the Stock owned by the Shareholders.

(f)  Organization and Standing of the Company. The Company is a duly organized and validly existing Minnesota corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. The Company is qualified to do business in all other jurisdictions where it does or plans to do business.

(g)  Subsidiaries. The Company has the following subsidiaries: None.

(h)  Capitalization and Other Outstanding Shares. The Company is authorized by its Articles of Incorporation to issue 15,000,000 shares of the Common Stock and 5,000,000 undesignated shares. There are no outstanding options, contracts, commitments, warrants, preemptive rights, agreements or any rights of any character affecting or relating in any manner to the issuance of the Stock or other securities or entitling anyone to acquire the Stock or other securities of the Company.

(i)  Assets and Liabilities. As set forth in Exhibit A.

Page - 39

(j)  Litigation. As set forth in Exhibit B.

(k)  Employees. As of the date of this Agreement as well as at the Closing, the Company has 3 full and part time employees. The Company has no labor disputes or related actions as of this date.

(l)  Records. The books of account and minute books of the Company are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

(m)  No Knowledge of the Company’s Default. The Shareholders have no knowledge that any of the Company’s representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that Shareholders or Company is in default under any term or provision of this Agreement or the Other Agreements.

(n)  No Untrue Statements. No representation or warranty by the Shareholders in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(o)  Reliance. The foregoing representations and warranties are made by the Shareholders with the knowledge and expectation that SFTV is placing complete reliance thereon.

(p)  Conduct of Business in Normal Course. The Company will carry on its business and activities in substantially the same manner as they previously have been carried out and will not institute any unusual or novel methods of manufacture, purchase, sale, lease, management, accounting, or operation that vary materially from those methods used by the Company as of the date of this Agreement.

(q)  Issuances of Securities. After closing the Company will not issue any shares of its capital stock, issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of its capital stock of any class might be directly or indirectly authorized, issued, or transferred from treasury, or agree to do any of the acts listed above.

10.  Representations and Warranties of SFTV. Where a representation contained in this Agreement is qualified by the phrase “to the best of SFTV’s knowledge” (or words of similar import), such expression means that, after having conducted a due diligence review, SFTV believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. SFTV hereby represents and warrants to the Shareholders as follows:

(a)  Power and Authority. SFTV has full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

Page - 40

(b)  Organization and Standing of SFTV. The Company is a duly organized and validly existing Nevada corporation in good standing, with all requisite corporate power and authority to carry on its business as presently conducted. SFTV is qualified to do business in all other jurisdictions where it does or plans to do business.

(c)  Binding Effect. Upon execution and delivery by SFTV, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of SFTV enforceable against SFTV in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)  No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, be delivered or obtained on or prior to the Closing, be obtained or made by SFTV prior to the Closing to authorize the execution, delivery and performance by SFTV of this Agreement or the Other Agreements.

(e)   SFTV’s Representations and Warranties True and Complete. All representations and warranties of SFTV in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

(f)  No Knowledge of the SFTV’s Default. SFTV has no knowledge that any of the SFTV representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Shareholders is in default under any term or provision of this Agreement or the Other Agreements.

(g)  No Untrue Statements. No representation or warranty by SFTV in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

(h)  No Litigation. There is no current or anticipated litigation involving SFTV

(i)  Reliance. The foregoing representations and warranties are made by SFTV with the knowledge and expectation that the Shareholders is placing complete reliance thereon.

11.  Conditions Precedent to Obligations of SFTV. All obligations of SFTV under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

(a)  Representations and Warranties True at the Closing. The representations and warranties of the Shareholders herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Shareholders shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

Page - 41

(b)  Deliveries at the Closing. SFTV shall have delivered to Shareholders at the Closing all of the documents required to be delivered hereunder.

12.  Conditions Precedent to Obligations of the Shareholders. All obligations of the Shareholders under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

(a)  Representations and Warranties True at Closing. The representations and warranties of SFTV herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. SFTV shall have performed all of the obligations to be performed by SFTV hereunder on or prior to the Closing.

(b)  Deliveries at the Closing. SFTV shall have delivered to Shareholders at the Closing all of the documents required to be delivered hereunder.

13.  The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

14.  Indemnification by Company. The Company agrees to indemnify and hold harmless SFTV against and in respect to all damages (as hereinafter defined) up to the amount of the purchase price (what is the purchase price?). Damages, as used herein shall include any claim, salary, wage, action, tax, demand, lost, cost, expense, liability (joint or several), penalty and other damage, including without limitation, counsel fees and other costs and expenses reasonably incurred in investigating or attempting to avoid same or in opposition to the imposition thereof, or in enforcing this indemnity, resulting to SFTV from any inaccurate representation made by or on behalf of the Shareholders in or pursuant to this Agreement, breaches any of the warranties made by or on behalf of the Shareholders in or pursuant to this Agreement, or breach or default in the performance by the Shareholders of any of the obligations to be performed by them hereunder.

Notwithstanding the scope of the Shareholder’s representations and warranties herein, or of any individual representation or warranty, or any disclosure to SFTV herein or pursuant hereto, or the definition of damages contained in the preceding sentence, or SFTV’s knowledge of any fact or facts at or prior to the Closing, damages shall also include all debts, liabilities, and obligations of any nature whatsoever (whether absolute, accrued, contingent, or otherwise, and whether due or to become due) of the Company, as of the date hereof, whether known or unknown by the Shareholders; all claims, actions, demands, losses, costs, expenses, and liabilities resulting from any litigation from causes of action arising prior to the Closing involving the Company or any stockholders thereof other than the Shareholders, whether or not disclosed to SFTV; all claims, actions, demands, losses, costs, expenses, liabilities and penalties resulting from (i) the Company’s infringement or claimed infringement upon or acting adversely to the rights or claimed rights of any person under or in respect to any copyrights, trademarks, trademark rights, patents, patent rights or patent licenses; or (ii) any claim or pending or threatened action with respect to the matters described in clause (i); all claims, actions, demands, losses, costs, expenses, liabilities or penalties resulting from the Company’s failure in any respect to perform any obligation required by it to be performed at or prior to the Closing, or by reason of any default of the Company, at the Closing, under any of the contracts, agreements, leases, documents, or other commitments to which it is a party or otherwise bound or affected; and all losses, costs, and expenses (including without limitation all fees and disbursements of counsel) relating to damages.

Page - 42

The Company shall reimburse and/or pay on behalf of SFTV any payment made or required to be made by SFTV and/or the Company at any time after the closing based on the judgment of any competent jurisdiction or pursuant to a bona fide compromise or settlement of claims, demands or actions, in respect to the damages to which the foregoing indemnity relates. SFTV shall give the Company notice within thirty (30) days after notification of any litigation threatened or instituted against the Company which might constitute the basis of a claim for indemnity by SFTV against the Company.

Notwithstanding anything contained in this Agreement to the contrary, the right to indemnification described in this paragraph shall expire 18 months after the Closing.

15.  Records of the Company. For a period of five years following the Closing, the books of account and records of the Company pertaining to all periods prior to the Closing shall be available for inspection by the Shareholders for use in connection with tax audits.

16.  Further Conveyances and Assurances. After the Closing, the Shareholders and SFTV will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in SFTV ownership of the Stock and to consummate the transactions contemplated hereby.

17.  Closing. The Closing of the sale and purchase contemplated hereunder shall be on or before August 30, 2006, subject to acceleration or postponement from time to time as the Shareholders and SFTV may mutually agree.

18.  Deliveries at the Closing by the Shareholders. At the Closing the Shareholders, shall deliver to SFTV:

(a)  Certificates representing 1,178,000 shares of the Company Common Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

(b)  All books and records of the Company, up to date and duly organized.

(c)  Any other document which may be necessary to carry out the intent of this Agreement.

Page - 43

19.  Deliveries at the Closing by SFTV. At the Closing, SFTV shall deliver to the Shareholders the following:

(a)  Certificates representing 1,000,000 shares of the Company Series “B” Preferred Stock, free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

(b)  Certificates representing 1,000,000 shares of the SFTV’s Common Stock free and clear of all liens, claims, encumbrances, and restrictions of every kind except for the restrictive legend required by Paragraph 3 hereof.

(c)   Any other document which may be necessary to carry out the intent of this Agreement.

Any other document which may be necessary to carry out the intent of this Agreement.

20.  Default and Reversal of the Agreement.

(a)  Company will be considered in default of this Agreement if:

(i)  Company is unable to attain gross revenues of $1 million in the first two years following the execution of this agreement, or

(ii)  Company is unable to complete an audit with a PCAOB registered auditor within 90 days or for less than $50,000.00

(iii)  Company is not able to fulfill the terms and conditions set forth herein this Agreement.

(b)   SFTV shall be considered in default of this Agreement if:

(i)  A suitable funding program for at least $2 million per year is not implemented within 180 days of the Agreement or

(ii)   SFTV is not able to fulfill the terms and conditions set forth herein this Agreement.

(c)  If such a default should occur and no reasonable cure is offered by the defaulting Party within a 90 day period, the terms, conditions and responsibilities within this Agreement may be considered null and void, and both SFTV and Company may return to their pre-acquisition status without further obligation to the other.

(d)  If a default by SFTV occurs, Company shall bear no responsibility to return funds received from SFTV.

Page - 44

21.  No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such parties’ sole, absolute and unfettered discretion.

22.  Brokerage. The Shareholders and SFTV agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

23.  Attorney’s Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney’s fees and costs of court incurred by the other party or parties that bring suit.

24.  Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

25.  Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Shareholders, addressed to Mr. Thomas Black at 461 Burroughs Street, Detroit Michigan 48202 telephone (248) 763-4343 and e-mail thomasblack9@comcast.net and if to SFTV, addressed to Mr. Jeffrey Flannery at 8880 Rio San Diego Dr., 8th Floor, San Diego, CA 92108 telephone 619-342-7449 telecopier 619-342-7446 and e-mail jwfworld@gmail.com Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

26.  Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

27.  Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

28.  Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

29.  Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

Page - 45

30.  Time of the Essence. Time is of the essence of this Agreement.

31.  Incorporation by Reference. The Exhibits and Schedules to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

32.  Controlling Agreement. In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

33.  Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Clark County, Nevada, as well as of the Superior Courts of the State of Nevada in Clark County, Nevada over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

34.  Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

35.  Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

Page - 46

IN WITNESS WHEREOF, this Agreement has been executed on the date first written above.

FOR: SHAREHOLDERS

/s/ Thomas Black
Thomas Black

FOR: SAFE TRAVEL CARE INC.

By: /s/ Jeffrey Flannery
Jeffrey Flannery, CEO

Page - 47